UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

________________

FORM 8-K
________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 1, 2009

ATHEROGENICS, INC.
(Exact Name of Registrant as Specified in its Charter)

Georgia	0-31261	58-2108232
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

8995 Westside Parkway
Alpharetta, GA  30009
(Address of principal executive offices)

Registrant's telephone number, including area code (678) 336-2500

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)  On April 1, 2009, R. Wayne Alexander, Samuel L. Barker and Margaret E. Grayson resigned from the board of directors of AtheroGenics, Inc. (the “Company”) and their related committee appointments.

In addition, with the completion of the sale of the Company’s assets, on April 1, 2009 the Company announced the involuntary separation of Russell M. Medford, Mark P. Colonnese, Joseph M. Gaynor, Jr. and W. Charles Montgomery (the “Named Executive Officers”) from their positions as officers of the Company.

(c)  The Company also appointed Charles A. Deignan, 44, as its President, Secretary and Chief Financial Officer.  Mr. Deignan, who had previously served as the Company’s Vice President of Finance and Administration and Principal Accounting Officer, will oversee the wind down of the Company through the conclusion of the bankruptcy process.

____________________

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ATHEROGENICS, INC.

Date: April 1, 2009	By: CHARLES A. DEIGNAN
Charles A. Deignan
President and Secretary
and Chief Financial Officer

____________________